UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2008

M&T BANK CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One M&T Plaza,
Buffalo, New York		14203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 842-5445
(NOT APPLICABLE)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 31, 2008, M&T Bank Corporation (“M&T Bank”), and M&T Capital Trust IV, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed the public offering of $350,000,000 aggregate liquidation amount of the Trust’s 8.500% Capital Securities (the “Capital Securities”), representing preferred beneficial interests in the Trust, pursuant to an Underwriting Agreement dated January 24, 2008, among the M&T Bank, the Trust and Citigroup Global Markets Inc. and UBS Securities LLC, as representatives (the “Representatives”) of the underwriters named in Schedule II thereto (collectively, the “Underwriters”). The Capital Securities are guaranteed on a subordinated basis by M&T Bank pursuant to a Guarantee Agreement (the “Guarantee”) between M&T Bank and The Bank of New York, as Guarantee Trustee. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities, were invested by the Trust in 8.500% Junior Subordinated Debentures due 2068 (the “JSDs”), issued pursuant to a Junior Subordinated Indenture dated January 31, 2008, as supplemented by the First Supplemental Indenture dated January 31, 2008 (the “Indenture”), between M&T Bank and The Bank of New York, as Trustee. The Capital Securities, the JSDs and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File Nos. 333-122147 and 333-122147-03).
On January 31, 2008, in connection with the issuance of the Capital Securities, Cleary Gottlieb Steen & Hamilton LLP rendered an opinion regarding certain tax matters. A copy of that opinion is attached as Exhibit 8.1 to this report.
On January 31, 2008, in connection with the closing of the Capital Securities offering, M&T Bank entered into a Replacement Capital Covenant (the “Covenant”), whereby M&T Bank agreed for the benefit of certain of its debtholders named therein that it would not redeem or repurchase the JSDs unless such repurchases or redemptions are made from the proceeds of the sale of specified securities with equity-like characteristics that are the same as, or more equity-like than, the applicable characteristics of the Capital Securities or the JSDs at the time of such redemption or repurchase. A copy of the Covenant is attached hereto as Exhibit 99.1 to this report.
The foregoing description of the Capital Securities, the JSDs, the Covenant and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

1.1	Underwriting Agreement dated January 24, 2008, among M&T Bank Corporation, M&T Capital Trust IV and Citigroup Global Markets Inc. and UBS Securities LLC, as Representatives of the Underwriters

4.1	Junior Subordinated Indenture dated January 31, 2008 between M&T Bank Corporation and The Bank of New York as Trustee

4.2	First Supplemental Indenture dated January 31, 2008 between M&T Bank Corporation and The Bank of New York as Trustee

4.3	Amended and Restated Trust Agreement of M&T Capital Trust IV dated January 31, 2008 between

Exhibit	Description
M&T Bank Corporation as Depositor, The Bank of New York as Property Trustee, BNYM (Delaware) as Delaware Trustee and the Administrators named therein

4.4	Guarantee Agreement dated January 31, 2008 between M&T Bank Corporation and The Bank of New York as Guarantee Trustee

4.5	Specimen Capital Security Certificate (included as part of Exhibit 4.3)

4.6	Specimen Junior Subordinated Debenture (included as part of Exhibit 4.2)

8.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP dated January 31, 2008, regarding certain tax matters

99.1	Replacement Capital Covenant of M&T Bank Corporation dated January 31, 2008

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Dated: February 1, 2008	By:	/s/ René F. Jones
René F. Jones
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement dated January 24, 2008, among M&T Bank Corporation, M&T Capital Trust IV and Citigroup Global Markets Inc. and UBS Securities LLC, as Representatives of the Underwriters

4.1	Junior Subordinated Indenture dated January 31, 2008 between M&T Bank Corporation and The Bank of New York as Trustee

4.2	First Supplemental Indenture dated January 31, 2008 between M&T Bank Corporation and The Bank of New York as Trustee

4.3	Amended and Restated Trust Agreement of M&T Capital Trust IV dated January 31, 2008 between M&T Bank Corporation as Depositor, The Bank of New York as Property Trustee, BNYM (Delaware) as Delaware Trustee and the Administrators named therein

4.4	Guarantee Agreement dated January 31, 2008 between M&T Bank Corporation and The Bank of New York as Guarantee Trustee

4.5	Specimen Capital Security Certificate (included as part of Exhibit 4.3)

4.6	Specimen Junior Subordinated Debenture (included as part of Exhibit 4.2)

8.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP dated January 31, 2008, regarding certain tax matters

99.1	Replacement Capital Covenant of M&T Bank Corporation dated January 31, 2008

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